EXHIBIT 10.12 RETIREMENT AGREEMENT AND RELEASE This Retirement Agreement and Release ("Agreement") is made by and between John Burns ("Employee”), and Triton Container International Incorporated of North America (“TCII” or the “Company”), as of December 31, 2022. WHEREAS, Employee desires to retire effective December 31, 2022 (the “Separation Date”), and the Company has agreed to facilitate Employee’s retirement pursuant to the terms of this Agreement; WHEREAS, the Company and the Employee now wish to document the cessation of their employment relationship as of 11:59 pm on December 31, 2022 (the “Separation Date”) and clearly set forth the terms of Employee’s retirement and separation of employment from the Company; and WHEREAS, Employee’s cessation of employment will be treated as a termination without Cause pursuant to the Triton International Limited Executive Severance Plan (the “Severance Plan”), except as otherwise set forth herein; NOW THEREFORE, in consideration for the mutual promises contained herein, Employee and TCII hereby agree as follows: 1. Payment/Consideration Contingent upon Employee’s execution hereof, and in exchange for the promises, covenants, waivers and releases set forth herein, and after termination of the revocation period during which Executive may rescind this Agreement under Paragraph 3(B)(iii) (provided that Employee does not rescind this Agreement during that period),TCII shall provide Employee a total Separation Package consisting of: a) A one-time single sum payment of $875,500 (minus the usual and customary withholdings), which equals 12 months of base salary and annual target bonus (70% of annual base salary), the amount payable to eligible Group 2 Participants absent a Change-in-Control under the Executive Severance Plan. b) Employee will also receive his 2022 annual bonus pursuant to the Severance Plan; provided, however, that the payment amount will be determined based on the attainment of both company and personal performance measures and the bonus will be paid to Employee at the time that 2022 annual bonuses are paid to Company employees generally. c) As approved by the Compensation and Talent Management Committee of the Triton International Limited Board of Directors, the 17,791 combined time-based and minimum performance based restricted shares granted to Employee in 2020 and 2021, plus any additional performance-based restricted shares granted to employee in 2020 and 2021 will vest upon the Separation Date, with the actual number of additional performance-based shares earned determined by the criteria set forth in the respective Award Agreements. In addition, the 3,547 time- based restricted shares granted to Employee in 2022 will fully vest upon the Separation Date. The performance-based restricted shares granted to Employee in 2022 (including the minimum performance-based shares) will vest in accordance with the terms of their original vesting schedule, with the actual number of performance-based shares earned determined by the criteria set forth in the Award Agreement. Except as otherwise provided herein, all restricted shares will continue to be subject to the terms and conditions of the Company 2016 Equity Incentive Plan and the applicable award agreements.

Release – J. Burns Page 2 of 6 -2- d) Should Employee timely elect to continue his Medical, Dental and Vision benefits under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), (and Employee remains eligible to continue COBRA. , TCII will pay the full monthly COBRA premium cost with respect to Employee’s current elections for an additional period of 18 months following December 31, 2022 pursuant to the Severance Plan. Further details and information regarding Employee’s COBRA rights will be provided separately on or shortly after the Separation Date. Further, the Company will enter into the 12-month consulting agreement attached hereto as Exhibit A providing for the payment of a monthly fee of $42,900 to Employee to be effective following the Separation Date (the “Consulting Agreement”). Employee acknowledges and agrees that this Separation Package will be in full satisfaction of any amounts due under the Severance Plan, represents valuable consideration to which he is not otherwise entitled, and constitutes full and final settlement of any and all claims Employee has, or could have, against TCII and its affiliates, including Triton International Limited, as set forth in Paragraph 3 of this Agreement. Subject to Employee’s compliance with the terms hereof, the payments pursuant to Section 1(a) and 1(d) above shall be made or commence (as applicable) with the next payroll following the expiration of the Revocation Period described in Paragraph 3.B (iii) herein, and are subject to applicable withholdings for state, federal and local taxes and deductions. The Company will pay Executive’s accrued and unpaid salary through the Separation Date, together with any payments due for accrued but unused paid time off and reasonable expenses incurred through the Separation Date in compliance with the Company’s expense guidelines, less applicable taxes and withholdings. Except for the amounts described in this Paragraph 1 or as otherwise required by applicable law, Employee acknowledges and agrees that the Company has paid Employee all wages, commissions, bonuses, and accrued benefits owed, and that the Company owes Employee no other wages, commissions, bonuses, vacation pay, employee benefits, or other compensation or payments of any kind or nature other than as provided in this Agreement. 2. COBRA Your decision whether or not to accept the terms of this Agreement will not affect your eligibility for COBRA coverage. 3. Release of Known and Unknown Claims A. Employee hereby releases and forever discharges the "TCII Releasees" hereunder, consisting of TCII, and, as applicable, each of its associates, owners, stockholders, affiliates, corporate parents, divisions, subsidiaries, predecessors, successors, heirs, assigns, agents, directors, officers, partners, employees and insurers, from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, loss, cost or expense, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter collectively called "Claims"), which Employee now has or may hereafter have against the TCII Releasees, or any of them, by reason of any matter, cause or thing whatsoever from the beginning of time to the date that Employee executes this Agreement arising out of, based upon, or relating to the hire, employment, remuneration

Release – J. Burns Page 3 of 6 -3- or termination of Employee, including but not limited to any claims for wages, compensation, bonuses, commissions, or benefits of any kind or nature, and any Claims constituting, arising out of, based upon, or relating to express or implied contracts, torts, theories of wrongful discharge, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Civil Rights Act of 1991, the Age Discrimination in Employment Act, the Equal Pay Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the Americans with Disabilities Act, the New York State WARN Act; the New York State Human Rights Law; the New York State Labor Law; the New York State Paid Family Leave law; the New York Paid Sick Leave Act; Westchester County Human Rights Law; the Westchester County Earned Sick Time Law; the Westchester County Safe Time Law and/or any other local, state or federal laws, regulations or ordinances. Notwithstanding the generality of the foregoing, the Employee does not release claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law; participation in certain Company group benefit plans pursuant to COBRA; entitlement to any benefits vested as of the date of separation pursuant to the written terms of any Company employee benefit plan; and Employee’s right to bring to the attention of the Equal Employment Opportunity Commission claims of discrimination, or from participating in, an investigation or proceeding conducted by any federal, state, or local agency charged with the enforcement of any laws or regulations, although by signing this Agreement, Employee is waiving any rights to individual relief, unless prohibited by law. B. Employee acknowledges that he: (i) has been advised to consult with an attorney before signing this Agreement; and (ii) has been provided the opportunity to review this Agreement and to make a decision whether to sign it, including the Release in Paragraph 3, for up to twenty-one (21) days, and has seven calendar (7) days after signing this Agreement to revoke acceptance of this Agreement ("Revocation Period"), and understands that this Agreement will not be effective until the eighth (8th) day following his signing of this Agreement. Revocation shall only be effective if it is in writing and received by Carla Heiss, SVP and General Counsel, c/o TCII, 100 Manhattanville Road, Purchase, NY 10577, before the expiration of the Revocation Period. 4. Assumption of Risk Each of the parties fully understands that if any fact with respect to any matter covered by this Agreement is found hereafter to be other than, or different from, the facts now believed by any of the parties to be true, each of the parties expressly accepts and assumes the risk of such possible difference in fact and agrees that the release provisions hereof shall be and remain effective notwithstanding any such difference in fact. 5. No Pending Action Employee represents that he does not presently have on file any complaints, charges or claims (civil, administrative, or criminal) against TCII or the TCII Releasees in any court or administrative forum, or before any governmental agency or entity. 6. Proprietary Information; TCII Property Employee agrees and acknowledges that during the course of his employment with TCII,

Release – J. Burns Page 4 of 6 -4- Employee received confidential and/or proprietary information and/or trade secrets, including, but not limited to, information relating to TCII’s and its affiliates’ finances, business plans, customers, marketing strategies, investments, technology, systems, products and employees. Employee agrees not to disclose such confidential and/or proprietary information, either directly or indirectly, to any other person, firm, or corporation, except as may be necessary and authorized under the terms of the Consulting Agreement. Pursuant to the Defend Trade Secrets Act of 2016, an individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Further, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the employer's trade secrets to the attorney and use the trade secret information in the court proceeding if the individual: (x) files any document containing the trade secret under seal; and (y) does not disclose the trade secret, except pursuant to court order. Employee further confirms that, except as may be necessary and authorized under the terms of the Consulting Agreement. he has delivered, or prior to the making of any payment to him under this Agreement shall deliver, to TCII any and all property and equipment of TCII, including laptop computers, mobile phones, computer monitors, printers, keys, credit cards, security and access cards, records, manuals, documents, statements, etc., which may have been in his possession. 7. No Admission of Liability Employee understands and agrees that neither the execution of this Agreement nor the performance of any term hereof shall constitute or be construed as an admission of any liability whatsoever by TCII or the TCII Releasees. 8. Protective Covenant Agreement Employee agrees and acknowledges that, except as may be necessary and authorized under the terms of the Consulting Agreement. he shall continue to comply with the terms and conditions of the Protective Covenant Agreement entered into between Employee and Triton International Limited pursuant to the Severance Plan as Exhibit A thereof. 9. Cooperation Employee agrees to cooperate with Company: (a) regarding the transition of any business matters Employee handled or had involvement with on behalf of Company or its affiliates; and (b) in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of any of the TCII Releasees that relate in any way to events or occurrences that transpired while Employee was employed by the Company. Employee’s cooperation in connection with such claims or actions will include being available to meet with the Company’s counsel to prepare for discovery or any legal proceeding, and to act as a witness on behalf of the Company. The Company will reimburse Employee for all reasonable, pre-approved out-of-pocket costs and expenses (but not including attorneys’ fees, costs, or compensation for time) that Employee incurs in connection with his obligations under this Section 9, to the extent permitted by law Employee acknowledges that by signing below Employee hereby resigns, effective as of the Separation Date, from all positions with the Company or its affiliates, including any and all

Release – J. Burns Page 5 of 6 -5- directorships or officer positions with the Company or any affiliate of the Company and agrees to cooperate with the Company and its affiliates to take all required or appropriate actions to effectuate any resignations. 10. Governing Law; Construction of Agreement This Agreement shall be constructed as a whole in accordance with its fair meaning and in accordance with the laws of the State of New York. The language of this Agreement shall not be construed for or against any particular party. Each and every covenant, term, provision and agreement herein contained shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. The headings used herein are for reference only and shall not affect the construction of this Agreement. 11. Severability In the event that any one or more of the provisions contained in this Agreement shall, for any reasons, be held to be invalid, void, illegal or unenforceable in any respect, such invalidity, voidness, illegality or enforceability shall not affect any other provision of this Agreement, and the remaining portions shall remain in full force. 12. Integration Clause; Amendment to Agreement The Agreement (including the Consulting Agreement) and the Severance Plan (including any attachments and exhibits and, in particular, as to the payments under the Separation Package, ¶7.11 (409A Savings Clause)) contain the entire agreement of the parties with regard to the separation of Employee's employment, and supersedes any prior agreements as to that matter. Any amendment to this Agreement must be in a writing signed by duly authorized representatives of the parties hereto and stating the intent of the parties to amend this Agreement. 13. Execution Date; Counterparts; Electronic Signatures This Agreement may be executed in counterparts, all of which, when taken together, shall constitute one agreement, with the same force and effect as if all signatures had been entered on one document. Electronic signatures to this Agreement shall have the same legal effect and enforceability as original signatures. 14. Expiration This Agreement shall automatically expire and be of no force or effect if not executed and returned to TCII by Employee on or before the twenty-first day after the Separation Date. [The remainder of this page is intentionally left blank.]

Release – J. Burns Page 6 of 6 -6- IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below. TRITON CONTAINER INTERNATIONAL INCORPORATED OF NORTH AMERICA /s/ John Burns _ /s/ Chelsea Hogan _ John Burns Chelsea Hogan SVP, Chief Human Resources Officer Dated: 12/31/22 _ Dated: 1/3/23 _ On or after Separation Date